EXHIBIT 32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Gilman + Ciocia, Inc. (the "Company") for the fiscal year ended June 30, 2005, as amended by this Form 10K/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, Michael Ryan, President and Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/ Michael Ryan
      --------------------------
Name: Michael Ryan
      Chief Executive Officer

Date: June 15, 2006